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                                                                    EXHIBIT 23.2





                        CONSENT OF JOHN G. FINNERAN, JR.


     I hereby consent to the filing of my opinion as an exhibit to the Registration Statement on Form S-3 No. 333-_____ and 333-82228 and to the reference to me under the heading "Certain Legal Matters" in the Prospectus included in the Registration Statement.


                                                      /s/ John G. Finneran, Jr.
                                                      ------------------------
                                                      John G. Finneran, Jr.



Falls Church, Virginia
July 23, 2002